EXHIBIT 10.1

                         MICROTEK MEDICAL HOLDINGS, INC.
                        LONG-TERM PERFORMANCE BONUS PLAN
________________________________________________________________________________

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
o    Program

         o        This Long-Term  Performance  Bonus Plan (this "Plan") is to provide an incentive for the senior management to create sustainable shareholder value.

         o        The Plan is tied to  shareholder  value by  designing  objectives  which,  if  achieved,  should  increase shareholder value and by linking compensation to performance.

         o        The Committee may from time to time assign  participation  levels for each  eligible  Participant  in this
                  Plan.  Each  participation  level  for a  designated  Participant  shall be set forth in an Award
                  Agreement  which may be granted by the Committee from time to time to eligible  Participants  and which  shall  in any  event be  subject  to the  terms of this  Plan  including  the  Committee's authority  to modify or  terminate an Award after  granting an Award  Agreement  under this Plan.
                  Payments  pursuant to an Award  Agreement  shall be made through a Stock Award (as defined in the
                  Stock Plan) under the Company's 1999  Long-Term  Incentive Plan (the "Stock Plan") which provides compensation  based on the  Company's  stock  and  which  has  been  previously  approved  by the
                  Company's shareholders.  Payment of Awards, if any, under this Plan shall be made annually.


o       Determination Criteria

        Gate 1    -  As a condition for any Award being paid under this Plan in any year, net revenues of the Company for that year must show an increase over net revenues of the Company for the prior year.

        Gate 2    -  In order for any Award to be paid under this Plan in any year, the Company's Market Capitalization at the end of that year must equal or exceed the Company's Benchmark Market Capitalization at the end of such year.

        Gate 3    -  No Award shall be paid for any applicable year unless the Annual Growth Rate for such year shall exceed the
                     Base Growth Rate.
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                         MICROTEK MEDICAL HOLDINGS, INC.
                        LONG-TERM PERFORMANCE BONUS PLAN
________________________________________________________________________________

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

o       Calculation Rules

        Rule 1    -  The bonus pool for each  applicable  year under this Plan shall equal the product of the  Company's  EBITDA for such year  multiplied by the sum of the following two  percentages:  (i) 100% of the amount (not to exceed five percentage  points) by which the Annual  Growth Rate exceeds the Base Growth Rate for such year and (ii) 50% of the amount (in excess of five  percentage  points) by which such Annual  Growth Rate  exceeds  such Base Growth
                     Rate.

        Rule 2    -  On or about the applicable Pay Date  beginning  March 31, 2007 and continuing for the following two years,  the bonus  pool shall be paid  among the  Participants  for the  applicable  year  based  upon  their  respectively designated  participation  levels  multiplied  by the amount of the bonus pool as  determined  by the Committee based on the Company's  performance for the preceding year (the amount of each such award to Participants,  the
                     "Award  Amount").  Payment of the Award Amount  shall be made in the form of a Stock Award under the  Company's
                     Stock Plan covering that number of shares equal to the quotient of the Award Amount  divided by the Fair Market
                     Value (as defined in the Stock Plan) of the Company's  shares on the Pay Date,  with any  resulting  fractional share being eliminated. The form of the Stock Award is attached to this Plan.

o       Administration

        EBITDA    -  Calculated from audited financial statements

        Pay Dates -  03/31 (or such earlier date as may be selected in the sole discretion of the Committee (as defined below))
                     provided the payee's Date of Termination shall not have previously occurred.
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                         MICROTEK MEDICAL HOLDINGS, INC.
                        LONG-TERM PERFORMANCE BONUS PLAN
________________________________________________________________________________

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o Other Terms and Conditions

  Adjustments     -  The Committee shall have authority from  time-to-time,  at its discretion,  to terminate this Plan or make such adjustments in this Plan as it deems  appropriate and in the best interest of the Company.  Any such adjustment may be made  regardless of whether or not such  adjustment  shall result in a decrease in or elimination of the amount of Award  compensation  payable hereunder and whether or not such adjustment is made before or after the accrual of an installment of the bonus pool. For these  purposes,  there shall be no vested right of any person who may from  time-to-time  participate in this Plan to any Awards which may potentially arise under this Plan.
                     Without  limiting the  foregoing,  the Committee  may from  time-to-time  adjust the  allocation to each person participating in the Plan and the size of the bonus pool under this Plan.

  Withholding     -  The Company  and its  successors  shall have the right to deduct from  amounts  payable  hereunder  all amounts required to be deducted and withheld in  accordance  with social  security  taxes and all  applicable  federal, state and local  taxes and  charges as may now be in effect or which may be  hereafter  enacted or  required as charges in the compensation of the Participant.

  Transferability -  Interests under this Plan are not transferable.

  Administration  -  The authority to manage and control the operation  and the  administration  of this Plan shall be vested in the
                     Committee.  The  interpretation  of this Plan by the Committee and any decision made by it with respect to this
                     Plan shall be final and binding on all persons.

  Disputes        -  Any  controversy  or claim between the Company and a Participant  shall be settled by arbitration in accordance with the provisions of a Participant's employment agreement with the Company, if any.

  Not an Employment- This Plan does not confer on any  Participant  any right with respect to  continuance  of  employment  or other
  Contract           service  with the  Company  or any  Related  Company,  nor will it  interfere  in any way with any right of the
                     Company or any Related Company or otherwise to terminate or modify the terms of such  Participant's  employment or other service at any time.

  Construction    -  This Plan shall be governed and interpreted in accordance with the laws of the State of Georgia.
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                         MICROTEK MEDICAL HOLDINGS, INC.
                        LONG-TERM PERFORMANCE BONUS PLAN
________________________________________________________________________________

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

o Defined Terms

 The terms listed below shall be defined as follows:

"Annual Growth Rate"- For any particular year, the rate of increase, if any, in EBITDA for that year over EBITDA for the immediately preceding year, expressed as a percentage.

"Base Growth Rate"  - For any  particular year, the higher of (i) ten percent (10%) or (ii) the lower of (A) twenty percent (20%) or
                      (B) the average of the Annual Growth Rates over the three preceding years.

"Benchmark Market   - For any particular year, the product of the Benchmark Multiple multiplied by the EBITDA for such year.
Capitalization"

"Benchmark Multiple"- 80% of the  quotient  obtained  by dividing (i) the  product of (A) the  average of the closing  prices of the
                      Company's shares on The Nasdaq Stock Market for the 200 trading days ending on December 30, 2005 multiplied by
                      (B) the number of shares of the Company which are issued and outstanding  at the close of business on December
                      30, 2005, by (2) EBITDA for the year ending December 31, 2005.

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                         MICROTEK MEDICAL HOLDINGS, INC.
                        LONG-TERM PERFORMANCE BONUS PLAN
________________________________________________________________________________

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

o Defined Terms (Continued):

"Committee"       -  The Compensation Committee of the Board of Directors or, except to the extent  prohibited by applicable law  or the applicable  rules of any stock exchange or market,  such other person or persons (who may be members of the
                     Compensation  Committee or not) to whom the Committee may expressly  allocate or delegate in writing all or any portion of its  responsibilities  and powers. Any such allocation or delegation may be revoked by the Committee at any time.

"Date of          -  The date on which a  Participant  in this Plan is no longer  actively  employed  by the  Company or any Related
Termination"         Company  unless such date occurs due to a leave of absence  approved by the  Committee in which event the "Date of Termination"  shall occur upon expiration of such approved leave of absence without the prior return of such
                     Participant to such active employment status.

"EBITDA"          -  Earnings  before  interest,  income taxes,  depreciation  and  amortization.  EBITDA shall be determined  after reflecting  appropriate  expense  deduction for any Awards payable under this Plan and expenses under any other bonus or other  compensating  plan for  employees  of the  Company.  All such amounts  shall be  determined  by reference to the Company's financial statements.

"Market           -  For any  particular  year,  the last reported  sales closing price of the Company's  shares on The Nasdaq Stock
Capitalization"      Market on the last trading day during such year  multiplied  by the number of the  Company's  shares issued and outstanding at such time.

"Participant"     -  An executive officer or other salaried  employees of the Company  designated by the Committee to participate in this Plan.

"Related Company" -  Any  subsidiary  of the Company or any business  venture in which the Company has a  significant  interest,  as determined in the discretion of the Committee.

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                        LONG-TERM PERFORMANCE BONUS PLAN



     THIS AWARD is entered into as of the date set forth below by Microtek Medical Holdings, Inc. (the "Company") in favor of the Participant designated in paragraph 1 below.

                                WITNESSETH THAT:

     WHEREAS, the Company maintains the Microtek Long-Term Performance Bonus Plan (the "Plan") which is incorporated into and forms a part of this Award, and the Participant has been selected by the Committee administering the Plan to participate in the Plan;

     NOW, THEREFORE, the Committee hereby establishes for the year ______ as follows:

Terms of Award
--------------

1.   The "Participant" is ____________________________.

2.   The participation level for the Participant is ______%.

     IN  WITNESS   WHEREOF,   the  Company  has   executed   this  Award  as  of
___________________________.

                                       MICROTEK MEDICAL HOLDINGS, INC.



                                       By:
                                          --------------------------------------
                                       Its:
                                           -------------------------------------



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                           RESTRICTED STOCK AGREEMENT

     THIS AGREEMENT,  entered into as of the Grant Date (as defined in paragraph
1), by and between the Participant and Microtek Medical Holdings, Inc. (the "Company");

                                WITNESSETH THAT:

     WHEREAS, the Company maintains the 1999 Long-Term Stock Incentive Plan (the "Plan"), which is incorporated into and forms a part of this Agreement, and the Participant has been selected by the committee administering the Plan (the "Committee") to receive a Stock Award under the Plan;

     NOW, THEREFORE, IT IS AGREED, by and between the Company and the Participant, as follows:

     1. Terms of Award. For following terms used in this Agreement shall have the meanings set forth in this paragraph 1:

(a)  The "Participant" is ___________________________.

(b)  The "Grant Date" is ________________________________.

(c) The "Restricted Period" is the period beginning on the Grant Date and ending on each anniversary of the Grant Date with respect to 25% of the shares of Restricted Stock.

(d) The number of shares of "Restricted Stock" awarded under this Agreement shall be ___________________ shares. Shares of "Restricted Stock" are shares of Stock granted under this Agreement and are subject to the terms of this Agreement and the Plan.

Other terms used in this Agreement are defined in the Plan.

     2. Award. The Participant is hereby granted the number of shares of Restricted Stock set forth in paragraph 1.

     3. Dividends and Voting Rights. The Participant shall be entitled to receive any dividends paid with respect to shares of Restricted Stock that become payable during the Restricted Period; provided, however, that (a) no dividends shall be payable to or for the benefit of the Participant with respect to record dates occurring prior to the Grant Date, or with respect to record dates occurring on or after the date, if any, on which the Participant has forfeited the Restricted Stock, and (b) any dividends payable in capital stock of the Company shall be subject to the terms of this Agreement. The Participant shall be entitled to vote the shares of Restricted Stock during the Restricted Period to the same extent as would have been applicable to the Participant if the Participant was then vested in the shares; provided, however, that the Participant shall not be entitled to vote the shares with respect to record dates for such voting rights arising prior to the Grant Date, or with respect to record dates occurring on or after the date, if any, on which the Participant has forfeited the Restricted Stock.


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     4.  Deposit  of Shares of  Restricted  Stock.  Each  certificate  issued in respect of shares of Restricted Stock granted under this Agreement shall be registered in the name of the Participant (or, at the Company's option, in the name of the Company's nominee) and shall be deposited with the Company or in a bank designated by the Committee. The grant of Restricted Stock is conditioned upon the Participant endorsing in blank a stock power or powers for the
Restricted  Stock.  Any  certificate   shall  bear  a  legend   summarizing  the
restrictions contained in this Agreement. Notwithstanding any other provision of this Agreement, the issuance or delivery of any shares of stock (whether subject to restrictions or unrestricted) may be postponed for such period as may be required to comply with applicable requirements of any securities exchange or market and any requirements under any law or a regulation applicable to the issuance or delivery of such shares. The Company shall not be obligated to issue or deliver any shares of stock if the issuance or delivery thereof shall constitute a violation of any provision of any law or of any regulation of any governmental authority or any securities exchange or market. The Participant agrees that any certificate for shares of stock will bear such legend or legends as the Company deems appropriate to ensure compliance with applicable securities laws.

     5. Withholding. To the extent that the receipt of the Restricted Stock or the lapse of any restrictions with respect to the Restricted Stock results in income to the Participant for income tax purposes, the Participant shall pay to the Company an amount sufficient to satisfy any federal, state and local tax withholding requirements. At the election of the Participant and subject to the Committee not otherwise instructing, such withholding obligation may be satisfied through the surrender of shares of stock which are not subject to the restrictions contained in this Agreement including, without limitation, restricted stock for which the restrictions contained in this Agreement shall have lapsed.

     6. Transfer and Forfeiture of Shares. If the Participant's Date of Termination does not occur during the Restricted Period, then, at the end of the Restricted Period, the Participant shall become vested in the shares of Restricted Stock, and shall own the shares free of all restrictions otherwise imposed by this Agreement. The Participant shall become vested in the shares of Restricted Stock, and become owner of the shares free of all restrictions otherwise imposed by this Agreement, prior to the end of the Restricted Period, as of the date of a Change in Control (as defined in the Plan), if the Change in Control occurs prior to the end of the Restricted Period, and the Participant's Date of Termination does not occur before the Change in Control date, except that shares of Restricted Stock shall not vest (a) if vesting would result in an excess "parachute payment" within the meaning of Section 280G of the Code as determined by the Committee based on information available at that time or (b) if following such Change in Control the Restricted Stock Agreement shall remain in effect in accordance with its terms (subject to such adjustments as may be made in accordance with Section 4.2(c) of the Plan). Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered until the expiration of the Restricted Period or, if earlier, until the Participant is vested in the shares. Except as otherwise provided in this paragraph 6, if the Participant's Date of Termination occurs prior to the end of the Restricted
Period, the Participant shall forfeit the Restricted Stock as of the Participant's Date of Termination.


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     7. Heirs and Successors. This Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Company's assets and business.

     8. Administration. The authority to manage and control the operation and administration of this Agreement shall be vested in the Committee, and the Committee shall have all powers with respect to this Agreement as it has with respect to the Plan. Any interpretation of the Agreement by the Committee and any decision made by it with respect to the Agreement is final and binding.

     9. Plan Governs. Notwithstanding anything in this Agreement to the contrary, the terms of this Agreement shall be subject to the terms of the Plan, a copy of which may be obtained by the Participant from the office of the Secretary of the Company.

     10. Amendment. This Agreement may be amended by written Agreement of the Participant and the Company, without the consent of any other person.

     IN WITNESS WHEREOF, the Participant has executed this Agreement, and the Company has caused these presents to be executed in its name and on its behalf, all as of the Grant Date.

                                       PARTICIPANT


                                       -----------------------------------------


                                       MICROTEK MEDICAL HOLDINGS, INC.

                                       By:
                                          --------------------------------------
                                       Its:
                                           -------------------------------------